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                            Janus Money Market Fund
                       Janus Government Money Market Fund
                       Janus Tax-Exempt Money Market Fund

                                Investor Shares

                         Supplement Dated July 28, 2000
         to Statement of Additional Information Dated January 31, 2000

THIS INFORMATION SUPPLEMENTS THE FUNDS' STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 31, 2000. THIS SUPPLEMENT AND THE STATEMENT OF ADDITIONAL INFORMATION CONSTITUTE A CURRENT STATEMENT OF ADDITIONAL INFORMATION. TO REQUEST ANOTHER COPY OF THE STATEMENT OF ADDITIONAL INFORMATION, PLEASE CALL 1-800-525-3713.

THE FOLLOWING REPLACES THE INFORMATION ABOUT JANUS CAPITAL'S OWNERSHIP UNDER THE HEADING "INVESTMENT ADVISER AND ADMINISTRATOR":

Effective July 12, 2000, Janus Capital is owned in part by Stilwell Financial Inc. ("Stilwell"), which owns approximately 81.5% of the outstanding voting stock of Janus Capital. Stilwell is a publicly traded holding company with principal operations in financial asset management businesses. Thomas H. Bailey, President and Chairman of the Board of Janus Capital, owns approximately 12% of Janus Capital's voting stock, and by agreement with Stilwell, selects a majority of Janus Capital's Board, subject to the approval of Stilwell, which cannot be unreasonably withheld.